SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005 (November 7, 2005)

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 2.02 - Results of Operations and Financial Condition

As disclosed in Item 4.02(a) below, Graham Packaging Holdings Company (the “Company”) hereby announces its decision to correct a misclassification of deferred income tax assets related to the net operating loss carryforwards (the “NOLs”) acquired as part of the acquisition of the blow-molded plastic container business of Owens-Illinois, Inc. (“O-I Plastic”) and the NOLs generated by O-I Plastic subsequent to the acquisition on October 7, 2004, and to restate its financial statements for the year ended December 31, 2004, included in the Company’s 2004 Annual Report on Form 10-K. The interim financial statements included in the Company’s Forms 10-Q for the quarterly periods ended March 31, 2005 and June 30, 2005 will also be restated.

The effect of the restatement is to reduce current deferred income tax assets and non-current deferred income tax liabilities by an amount of $46.6 million as of December 31, 2004, by an amount of $39.8 million as of March 31, 2005 and by an amount of $46.0 million as of June 30, 2005 from those amounts previously reported in each of the respective financial statements.

This information is furnished pursuant to Item 2.02 of Form 8-K. The information furnished under this Item 2.02 shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.

Item 4.02(a) - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Company determined that there was an error in how it classified certain deferred income tax assets related to the NOLs acquired as part of the acquisition of O-I Plastic and the NOLs generated by O-I Plastic subsequent to the acquisition on October 7, 2004. On November 7, 2005, the Audit Committee of the Board of Directors of the Company concluded that, due to the error described above, the financial statements prepared in conjunction with the Company’s 2004 Annual Report on Form 10-K and the Company’s interim financial statements prepared in conjunction with the Company’s Forms 10-Q for the periods ended March 31, 2005 and June 30, 2005 should no longer be relied upon.

The effect of the restatement is to reduce current deferred income tax assets and non-current deferred income tax liabilities by an amount of $46.6 million as of December 31, 2004, by an amount of $39.8 million as of March 31, 2005 and by an amount of $46.0 million as of June 30, 2005 from those amounts previously reported in each of the respective financial statements.

The Audit Committee of the Board of Directors of the Company discussed these matters with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

The Company expects to file in November 2005 an amended Annual Report on Form 10-K/A for the year ended December 31, 2004 and amended quarterly reports on Forms 10-Q/A for the periods ended March 31, 2005 and June 30, 2005.

Item 9.01 - Financial Statement and Exhibits

(a)	None.
(b)	None.
(c)	None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

GRAHAM PACKAGING HOLDINGS COMPANY
(Registrant)

By:	BCP/Graham Holdings LLC,
its General Partner

By:	/s/ John E. Hamilton

John E. Hamilton
Chief Financial Officer
(chief accounting officer and duly authorized officer)